SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                             Current Report Pursuant
                         to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported)         November 6, 2002
                                               ---------------------------------

                          SVB Financial Services, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                   New Jersey
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                 (State or Other Jurisdiction of Incorporation)


       000-22407                                        22-3438058
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(Commission File Number)                    (I.R.S. Employer Identification No.)


  70 East Main Street, Somerville, NJ                                    08876
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(Address of Principal Executive Offices)                              (Zip Code)


                                 (908) 541-9500
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              (Registrant's Telephone Number, Including Area Code)



          (Former Name or Former Address, if Changed Since Last Report)

ITEM #5 - NEWS RELEASES

ITEM #7 - FINANCIAL STATEMENTS AND EXHIBITS
              (99) Additional Exhibits

                Copy of press release announcing Third Quarter 2002 Earnings Copy of press release announcing Stock Dividend
                Copy of press release announcing Application for Metuchen Branch



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          SVB Financial Services, Inc.
                                                  (Registrant)


Date   November 6, 2002                   By     /s/ Keith B. McCarthy
                                                 -------------------------------
                                                 Keith B. McCarthy
                                                 Principal Accounting Officer